UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2016

INGREDION INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2016, the board of directors (the “Board”) of Ingredion Incorporated (the “Company”) adopted an amendment and restatement of Article III of the Company’s by-laws (the “By-laws”) to implement proxy access and generally update provisions regarding stockholder nominations and proposals to be presented at annual meetings of stockholders.

Proxy Access

Article III, Section 6 of the By-laws has been added to permit a stockholder or group of up to 20 stockholders owning 3% or more of the Company’s common stock continuously for at least three years to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, director candidates constituting up to the greater of two or 20% of the Board, provided that the stockholder (or group) and each nominee satisfy the requirements specified in the By-laws.

Advance Notice Provisions

Article III, Section 5 of the By-laws was amended to clarify procedures for stockholders who wish to nominate persons for election to the Board, in cases where the nomination is not intended to be included in the Company’s proxy statement, and for stockholders who wish to propose business to be conducted at an annual meeting of stockholders, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Article III, Section 5 sets forth the information to be included in the notice from any stockholder who wishes to make such nomination or propose business at an annual meeting, as well as the timing requirement for this notice. For a stockholder to nominate persons for election to the Board or to propose business at an annual meeting of stockholders, notice must be received from the stockholder not less than ninety nor more than one hundred twenty days in advance of the date which is the anniversary of the date of the previous year’s annual meeting or, if the date of the applicable annual meeting has been changed by more than thirty days from the date contemplated at the time of the previous year’s proxy statement, not less than ninety days before the date of the applicable annual meeting or, if later, the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting, whichever occurs first.

A copy of the By-laws, as amended, which became effective immediately upon the adoption of the amendments to Article III by the Board, is attached as Exhibit 3.1 to this current report on Form 8-K and is incorporated by reference herein. The foregoing description of the changes effected by the amendments to the By-laws is qualified by reference to such exhibit.

On December 9, 2016, the Company issued a press release announcing the implementation of proxy access (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

3.1	By-laws of Ingredion Incorporated, as amended by amendments adopted on December 9, 2016

99.1	Press Release, dated December 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGREDION INCORPORATED

Date: December 14, 2016	By:	/s/ Jack C. Fortnum
	Name:	Jack C. Fortnum
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	By-laws of Ingredion Incorporated, as amended by amendments adopted on December 9, 2016

99.1	Press Release, dated December 9, 2016

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